UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities and Exchange Act of 1934
Date of Report (Dated of earliest event reported): January 31, 2026

HERITAGE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Commission File Number 000-29480

Washington			91-1857900
(State or other jurisdiction of incorporation or organization)			(I.R.S. Employer Identification No.)

201 Fifth Avenue SW,	Olympia	WA	98501
(Address of principal executive offices)			(Zip Code)
(360) 943-1500
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, no par value	HFWA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets

On January 31, 2026, Heritage Financial Corporation, a Washington corporation (the “Company”), completed its previously announced acquisition (the “Merger”) of Olympic Bancorp, Inc. (“Olympic”), pursuant to the Agreement and Plan of Merger, dated September 25, 2025 (the “Merger Agreement”). At the effective time of the Merger on January 31, 2026 (the “Effective Time”), Olympic merged with and into the Company, with the Company surviving the Merger. Immediately following the Merger, Kitsap Bank, a commercial bank headquartered in Port Orchard, Washington, and a wholly-owned subsidiary of Olympic, merged with and into Heritage Bank (the “Bank”), a commercial bank headquartered in Olympia, Washington, and a wholly-owned subsidiary of the Company, with the Bank continuing as the surviving bank.
Pursuant to the terms of the Merger Agreement, as of the Effective Time, each outstanding share of Olympic cap stock was automatically converted as a result of the Merger into the right to receive 45.0 shares of the Company’s common stock, with cash to be paid in lieu of fractional shares. Each outstanding share of the Company’s common stock remains outstanding and was unaffected by the Merger.
The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 25, 2025, and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure
On February 2, 2026, the Company issued a press release announcing the completion of the Merger. A copy of the press release is attached to this report as Exhibit 99.1, which is incorporated herein by reference.
The information furnished pursuant to this Item and the related exhibit are being “furnished” and will not, except to the extent required by applicable law or regulation, be deemed “filed” by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits
(a) Financial statements of business acquired.
The financial statements required by this Item 9.01(a) will be filed by an amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro forma financial information.
The unaudited pro forma financial statements required by this Item 9.01(b) will be filed by an amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits

Exhibit 10.1
Agreement and Plan of Merger, by and between Heritage Financial Corporation and Olympic Bancorp, Inc., dated September 25, 2025* (incorporated herein by reference to Exhibit 2.1 on Form 8-K filed on September 25, 2025).

Exhibit 99.1	Press Release of Heritage Financial Corporation dated February 2, 2026
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* The Company has omitted schedules and similar attachments to the subject agreement pursuant to Item 601(b) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the SEC upon request.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERITAGE FINANCIAL CORPORATION

Date:
February 2, 2026	/S/ Bryan D. McDonald
Bryan D. McDonald
President and Chief Executive Officer